UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 23, 2008



                          Ridgefield Acquisition Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Nevada                         0-16335                     84-0922701
---------------            ---------------------        ---------------------
(State or other            (Commission File No.)          (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)


                100 Mill Plain Road, Danbury, Connecticut 06811
               -------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (203) 791-3871
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              (Registrant's Telephone Number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

         (a) Previous independent accountants

         (i) On September 23, 2008 the registrant dismissed Carlin, Charron & Rosen, LLP as its independent accountants.

         (ii) The reports of Carlin, Charron & Rosen, LLP on the financial statements for the fiscal years ended December 31, 2007 and December 31, 2006 contained no adverse opinion or disclaimer of opinion and were not modified as to audit scope or accounting principles. The report of Carlin, Charron & Rosen, LLP on the financial statements for the fiscal year ended December 31, 2007 contained an explanatory paragraph relating to the uncertainty of the registrant's ability to continue as a going concern.

         (iii) The Board of Directors of the registrant, participated in and approved the decision to change independent accountants.

         (iv) In connection with its audits for the two most recent fiscal years and through September 23, 2008, there have been no disagreements with Carlin, Charron & Rosen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Carlin, Charron & Rosen, LLP would have caused them to make a reference thereto in their report on the financial statements for such periods.

         (v) During the two most recent fiscal years and through September 23, 2008, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         (vi) The registrant has requested that Carlin, Charron & Rosen, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from Carlin, Charron & Rosen, LLP is attached hereto as Exhibit 16.1 to this Form 8-K.

         (b) New independent accountants.

         (i) The registrant engaged Mark Bailey & Company, Ltd. as its new independent accountants, as of September 23, 2008. During the two most recent fiscal years and through September 23, 2008 the registrant has not consulted Mark Bailey & Company, Ltd. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of the registrant, and either a written report was provided to the registrant or oral advice was provided that Mark Bailey & Company, Ltd. concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing, or financial reporting issue.

         (ii) During the two most recent fiscal years and through September 23, 2008 the registrant has not consulted Mark Bailey & Company, Ltd. regarding any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

         (iii) the registrant has requested that Mark Bailey & Company, Ltd. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from Mark Bailey & Company, Ltd. is attached hereto as Exhibit 16.2 to this Form 8-K.


Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

              The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit       Description
-------       -----------
16.1          Letter from Carlin, Charron & Rosen, LLP

16.2          Letter from Mark Bailey & Company, Ltd.




                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, Ridgefield Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2008

                                          Ridgefield Acquisition Corp.
                                                 (Registrant)


                                      By:  /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson, President